N-SAR FILING
THRIVENT SERIES FUND, INC.

Affiliated Underwritings
For 12-month period ending December 31, 2007


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                                                           Par/    Issuer                          Participating     Selling
Fund        Trade Date  CUSIP      Issuer     144A  Price  Amount  Size        Percent  Broker     Underwriters      Concession
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Thrivent    05/17/2007  382550101  Goodyear   Yes   $33.00 1,475   22,727,272  0.0065%  Deutsche   Goldman Sachs     Underwriting
Partner Mid                        Tire &                                               Bank       & Co.; Deutsche   Spread of
Cap Value                          Rubber                                               Securities Bank Securiites;  $1.0725 /
Fund                                                                                    Inc.       Citi; Calyon      share (3.25%)
                                                                                                   Securities (USA)
                                                                                                   Inc.; JP Morgan;
                                                                                                   KBC Financial
                                                                                                   Products; Morgan
                                                                                                   Stanley; Natexis
                                                                                                   Bleichroeder Inc.
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Thrivent    05/17/2007  382550101  Goodyear   Yes   $33.00 2,620   22,727,272  0.0115%  Deutsche   Goldman Sachs     Underwriting
Partner Mid                        Tire &                                               Bank       & Co.; Deutsche   Spread of
Cap Value                          Rubber                                               Securities Bank Securiites;  $1.0725 /
Portfolio                                                                               Inc.       Citi; Calyon      share (3.25%)
                                                                                                   Securities (USA)
                                                                                                   Inc.; JP Morgan;
                                                                                                   KBC Financial
                                                                                                   Products; Morgan
                                                                                                   Stanley; Natexis
                                                                                                   Bleichroeder Inc.
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Thrivent    11/12/2007  774415103  Rockwood   Yes   $34.00 3,475   10,000,000  0.0347%  Credit     Goldman Sachs     Underwriting
Partner Mid                        Holdings                                             Suisse     & Co., Credit     Spread of
Cap Value                          Inc                                                  First      Suisse, Kohlberg  $1.4450 /
Fund                                                                                    Boston     Kravis Roberts &  share (4.25%)
                                                                                        Corp       Co., Deutsche
                                                                                                   Bank, Lehman
                                                                                                   Brothers, UBS
                                                                                                   Securities, First
                                                                                                   Analysis
                                                                                                   Securities Corp.
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Thrivent    11/12/2007  774415103  Rockwood   Yes   $34.00 6,480   10,000,000  0.0648%  Credit     Goldman Sachs     Underwriting
Partner Mid                        Holdings                                             Suisse     & Co., Credit     Spread of
Cap Value                          Inc                                                  First      Suisse, Kohlberg  $1.4450 /
Portfolio                                                                               Boston     Kravis Roberts &  share (4.25%)
                                                                                        Corp       Co., Deutsche
                                                                                                   Bank, Lehman
                                                                                                   Brothers, UBS
                                                                                                   Securities,
                                                                                                   First Analysis
                                                                                                   Securities Corp.
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